TRXADE GROUP, INC.

SECURITIES PURCHASE AGREEMENT

FOR

BONUM HEALTH, LLC

This Securities Purchase Agreement, dated as of the date below (this “Agreement”), is entered into by and among Trxade Group, Inc. (the “Company”), a corporation incorporated in the state of Delaware, and Bonum Health, LLC a Florida limited liability company(the “Investor”).

This Agreement is entered into in connection with the ASSET PURCHASE AGREEMENT (this “APA”), dated as of 23 October 2019 (the “Effective Date”) by and between Investor, Hardikkumar Patel, Manager of Investor on one hand, and Bonum Health, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, on the other hand. This Agreement is incorporated to the APA by reference.

The parties hereby agree as follows:

1. The Securities.

(a) Issuance of Securities. In connection with the APA, and subject to all of the terms and conditions therein and hereof, the Company agrees to issue to the Investor, and the Investors agrees to receive as consideration under the APA, shares of Common Stock (each, a “Security” and, collectively, the “Securities”) pursuant to the terms and conditions of the APA. The number of Securities listed under Section 2(e)(iii) as consideration for the Purchased Assets, as described in the APA, shall be subject to adjustment for any stock splits, recapitalizations and the like of the Company.

(b) Delivery; The sale and purchase of the Securities shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Investor may determine (the “Closing Date”). At the Closing, the Company will deliver to the Investors the Securities to be purchased by such Investor, against achievement by the milestone in the APA. The Company may conduct one or more additional closings within the time allotted under the APA (each, an “Additional Closing”) to be held at such place and time as the Company and the Investor may determine (each, an “Additional Closing Date”).

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and Securities issued hereunder (and collectively with the other documents referenced herein, including the APA, referred to as the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not violate the Company’s Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company.

(d) Capitalization. As of the date of this Agreement, the authorized and outstanding capital stock of the Company is as set in the Company’s Public Filings (as defined herein).

(e) Piggy Back Registration. All Securities issued hereunder shall be subject to the Registration Rights Agreement, attached hereto.

3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Security as follows:

(a) Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) Securities Law Compliance. Such Investor has been advised that the Securities and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(c) Access to Information. Such Investor has received, read carefully and understands this Agreement and the Securities and all exhibits hereto and thereto and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for such Investor. The Company has made available to such Investor, prior to the purchase of the Securities, all Public Filings filed under the SEC, and Investor has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement and the Securities and to obtain any additional information necessary to verify information contained in the Agreement, the Securities or otherwise related to the financial data and business of the Company, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory. The foregoing shall not limit the Company’s representations and warranties or such Investor’s right to rely thereon.

(d) Acknowledgement of Risks. Such Investor is aware and acknowledges that (a) the Company the risk that the Company could be unable to execute its business strategy successfully; (b) the Securities involve a substantial degree of risk of loss of its entire investment; (c) such Investor, in purchasing the Securities, is relying solely upon the advice of such Investor’s tax advisor with respect to the tax aspects of purchasing the Securities; and (d) because there are substantial restrictions on the transferability of the Securities it may not be possible for such Investor to liquidate its investment readily. Investor has reviewed the Risk Factors and other information referenced in the 10-K, the 10-Q and the Public Filings. Such Investor has review the Company’s from our Form S-1, our Annual Report on Form 10-K for the period ended December 31, 2018 (the “Form 10-K”) and all subsequent Quarterly Reports on Form 10-Q (collectively, the Form 10 and the Form 10-K, Form 10-Q, and all other public filings with the SEC are referred to hereinafter as the “Public Filings”). The RISK FACTORS from our Public Filings and other information therein are incorporated herein by reference. This offering is not complete without reviewing the information presented in these documents.

(e) Accredited Investor. Such Investor (a) is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and (b) maintains its domicile, and is not merely a transient or temporary resident, at the address shown on the signature page hereof.

(f) No Public Advertising. Investor acknowledges that Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(g) Transfer Restrictions. Further, Investor is aware that the Company was previously a shell company, and therefore the exemption offered pursuant to Rule 144 is not currently available. Notwithstanding the foregoing, however, Investor is aware that because the Company has filed current “Form 10 information” with the Securities and Exchange Commission reflecting its status as an entity that is no longer a shell company, if (i) the Company remains subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; and (ii) if the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months; then the Shares issued in connection with this Offering may be sold subject to Rule 144 (and applicable holding periods) and other applicable securities laws after one year has elapsed from the date that the Company file D “Form 10 information” with the Securities and Exchange Commission.

(h) Indemnification. Investor hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur: (i) by reason of P Investor’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Investor’s breach of any of representations, warranties or agreements contained herein (including the Purchaser Questionnaire and Suitability Statement); or (iii) with respect to any and all claims made by or involving any person, other than Investor personally, claiming any interest, right, title, power, or authority in respect to the Securities. Investor further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Securities.

4. Conditions to Closing of the Investor. Investor’s obligations at the Closing and each Additional Closing are subject to the fulfillment, on or prior to the Closing Date or applicable Additional Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date or applicable Additional Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date or applicable Additional Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) Transaction Documents. The Company shall have duly executed and delivered to the Investor the following documents: (i) this Agreement and (ii) Securities issued hereunder.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Securities at the Closing and at each Additional Closing is subject to the fulfillment, on or prior to the Closing Date or the applicable Additional Closing Date, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date and the applicable Additional Closing Date.

(b) Legal Requirements. At the Closing and at each Additional Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Securities shall be legally permitted by all laws and regulations to which such Investor or the Company are subject.

6. Miscellaneous.

(a) Waivers; Amendments. Any provision of this Agreement and the Securities may be amended, waived or modified only upon the written consent of the Company and Investor.

(b) Governing Law; Arbitration, Consent to Jurisdiction, Waiver of Jury Trial. Any action to enforce or interpret this Offering, or to resolve disputes over this Agreement between the Company and the Investor, will be settled by arbitration in accordance with the rules of the American Arbitration Association. Arbitration will be the exclusive dispute resolution process, and arbitration will be a held in Tampa, Florida. Any Party may commence arbitration by sending a written demand for arbitration to the other Parties. The demand will set forth the nature of the matter to be resolved by arbitration. The Company will select the place of arbitration. The substantive law of the state of Florida will be applied by the arbitrator to the resolution of the dispute. The Parties will share equally all initial costs of arbitration. The prevailing Party will be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator will be final, binding, and conclusive on all Parties. Judgment may be entered on any such decision in accordance with applicable law in any court having jurisdiction of it. The arbitrator (if permitted under applicable law) or the court may issue a writ of execution to enforce the arbitrator’s decision. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS SUBSCRIPTION, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Transferability. The Securities shall not be transferred directly or indirectly, by any Investor to any person (other than to persons who are and remain affiliates of such Investor) without compliance with all applicable securities laws.

(e) Successors and Assigns. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(f) Transaction Expenses. Each party agrees to pay its own costs and expenses (including attorneys’ fees) in connection with the preparation and closing of the transactions contemplated by this Agreement and the Securities

(g) Entire Agreement. This Agreement together with the APA other Exhibits referenced herein and therein constitute and contain the entire agreement among the Company and Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed, emailed or delivered to each party as follows: (i) if to a Investor, at such Investor’s address, email address, or facsimile number set forth in the signature page attached hereto, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at such address, or fax number set forth on the signature pages hereto, or at such other address, or facsimile number as the Company shall have furnished to the Investor in writing. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(i) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(k) Confidentiality and No-Trading. Except as required by law, the Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret non-public information that such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement, unless such information is known, or until such information becomes known, to the public; provided, that such Investor may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company; (b) to any prospective transferee of any Securities from such Investor as long as such prospective transferee agrees in writing to be bound by the provisions of this section; or (c) to any affiliate of such Investor or to a partner, stockholder or stockholder of such Investor. Investor understands that To the extent disclosed, the Company’s confidential information as well as the existence of the discussions concerning the Offering and the terms of the Offering being contemplated by the parties may be deemed material non-public information and Investor shall not trade in the stock of the Company while Investor is in possession of any material non-public information conveyed hereunder.

[SIGNATURE PAGE FOLLOWS]

You hereby certify that (a) all the information contained in this Agreement is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) you will notify the Company in writing immediately of any change in any of such information.

Number of SHARES: ____________________________________________________

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the date first above written.

INVESTOR :

BONUM HEALTH, LLC

By:	Hardik Patel
Its:	Manager

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly signed as of the date first above written.

COMPANY:

TRXADE GROUP, INC.
a Delaware corporation

By:
Name:	Suren Ajjarapu, CEO

Trxade Group, Inc.
3480 Land O Lakes Blvd
Land O Lakes, FL 34639

DATE:

Exhibit B

Purchaser Questionnaire and Suitability Statements

See attached.

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

CONFIDENTIAL PURCHASER QUESTIONNAIRE AND SUITABILTY STATEMENT

TRXADE GROUP, INC.,

a Delaware corporation

Private Placement of Securities

Ladies and Gentlemen:

The information contained herein is furnished to you in order that you may determine whether the undersigned’s agreement to purchase Securities (the “Securities”) issued by Trxade Group, Inc., a Delaware corporation (the “Company”), may be accepted by you in light of the requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Act, and an exemption contained in the securities laws of certain states. The undersigned prospective investor (the “Investor”) understands that the information is needed in order to satisfy various suitability requirements, including the requirement that you must have reasonable grounds to believe that the Investor is an “Accredited Investor”, as defined in Rule 501 of Regulation D (which in the case of a partnership investor formed for the purpose of investing in the Securities requires each partner to be an Accredited Investor), and that the Investor has knowledge and experience in financial and business affairs such that the Investor is capable of evaluating the merits and risks of the proposed investment. The Investor understands that (a) you will rely on the information contained herein for purposes of such determination, (b) the Securities distributed in connection therewith will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, (c) the Securities will not be registered under the securities laws of any state in reliance upon a similar exemption, and (d) this Questionnaire is not an offer of the Securities or any other securities.

The Investor understands that, although this Questionnaire and the responses provided herein will be kept confidential, you may need to present it to such parties as you deem advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

(Please answer all questions. If the answer to any question is “None” or “Not Applicable”, please so state. Each partner of an investing partnership formed for the purpose of investing in the Securities must submit a completed Questionnaire.)

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

B-1

1. General Information.

Name of Prospective Investor: ____________________________________________

State of Domicile: ____________________________________________

Type of Prospective Investor. The undersigned is:

[ ]	An individual

[ ]	A corporation

[ ]	A partnership or limited liability company

[ ]	A trust

[ ]	Other

Address. The address of the undersigned is: ______________________________________

________________________________________________________________________

Contact Information. The contact information of the undersigned is:

Address: ____________________________________________

____________________________________________________

Telephone: ___________________________________________

Email: _______________________________________________

Facsimile: ____________________________________________

Contact Person (if the undersigned is an entity):________________________

Tax I.D. Number. If an entity, the federal tax identification number

(Employer Identification Number) of the undersigned is: ________________________

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

B-2

Entities. If the undersigned is an entity:

Nature of business: ____________________________________________

Date of inception of business: _____________________________________

Was the undersigned formed for the specific purpose of acquiring the Securities?

[  ] Yes [  ] No

2. Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D as set forth in Exhibit A, and certifies that either (check one):

A. [  ] The undersigned is an “Accredited Investor” for one or more of the following reasons:

[  ] (a) The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes (but excluding the value of the primary residence of such individual), automobiles and personal property, over total liabilities (but excluding the amount of indebtedness secured by the individual’s primary residence up to its fair market value, and including the amount of any such indebtedness in excess of such fair market value)), or joint net worth with his or her spouse, presently exceeds $1,000,000;

[  ] (b) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

[  ] (c) The undersigned is a manager, director or executive officer (e.g., President or any vice president in charge of a principal business unit, division or function such as sales, administration or finance) of the Company;

[  ] (d) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000;

______________________________________________

______________________________________________

(describe entity)

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

B-3

[  ] (e) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase would be directed by a “sophisticated person” as described in Rule 506(b)(2)(ii);

[  ] (f) The undersigned is a revocable trust which may be amended or revoked by the grantors, and all of the grantors satisfy the conditions of clauses (a), (b) or (c) above and have completed copies of this Questionnaire, which copies are delivered to the Company herewith;

[  ] (g) The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire; All equity owners are listed below:

______________________________________

______________________________________

______________________________________

______________________________________

(list all equity owners)

B. [  ] The undersigned is not an “Accredited Investor”.

3. Representations as to Sophistication. The information requested in this Section 3 must be provided by each prospective investor that is an individual, each individual shareholder of a prospective investor that is a corporation, each individual partner or member of a prospective investor that is a partnership or limited liability company, each individual grantor of a prospective investor that is a revocable trust and each sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act that will direct the investment by a prospective investor that is an irrevocable trust:

A. General

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities?

[  ] Yes [  ] No

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

B-4

Do you, either alone by reason of your business or financial experience or together with your professional advisor(s), have the capacity to protect your own interests in connection with a purchase of the Securities?

[  ] Yes [  ] No

Are you (or the beneficiary of the trust for which you are the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?

[  ] Yes [  ] No

Would your purchase of the Securities be for investment?

[  ] Yes [  ] No

If not, please state the reason for which you would purchase the Securities:

____________________________________________________________

By signing below, the undersigned hereby acknowledges that the representations set forth in this Questionnaire are accurate and complete in all respects, and undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein prior to the date and time that the undersigned purchases any Securities. The undersigned understands that the Company and its legal counsel will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

Dated: ____________________

__________________________________

Authorized Signature

__________________________________

Print Name

__________________________________

Print Title (if applicable)

Trxade Group, Inc.

Purchaser Questionnaire and Suitability Statement

B-5